BLACKROCK LIQUIDITY FUNDS

California Money Fund

New York Money Fund

(the “Funds”)

Supplement dated November 21, 2016 to the

Cash Plus Shares

Prospectus of the Funds

dated October 3, 2016 (the “Prospectus”)

Effective as of the opening of business on January 3, 2017, the following changes are made to the Prospectus:

The chart in the section entitled “Account Information — Purchase of Shares” is hereby deleted in its entirety and replaced with the following:

Fund	Deadline (Eastern time)
California Money Fund	1:00 p.m.
New York Money Fund	1:00 p.m.

The chart in the section entitled “Account Information — Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

Fund	Deadline (Eastern time)
California Money Fund*	1:00 p.m.
New York Money Fund*	1:00 p.m.

*	Each Fund reserves the right to limit the amount of redemption orders that will be paid on the same day on redemption orders received after 12:00 p.m. Eastern time.

Shareholders should retain this Supplement for future reference.

PR-LIQ-CP2-1116SUP